EXHIBIT 10.3

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made and entered into as of the 21st day of December, 2010, by and among INLAND DIVERSIFIED FORT MYERS COLONIAL SQUARE, L.L.C., a Delaware limited liability company (“IDIV Colonial Square”), INLAND DIVERSIFIED FORT MYERS VILLAGE WALK, L.L.C., a Delaware limited liability company (“IDIV Village Walk”, together with IDIV Colonial Square, “Purchaser”), CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as “Escrow Agent”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America (together with its successors and assigns, “Lender”).

RECITALS:

A.

On November 5, 2010, Colonial Square Associates, LLC and Shops at Village Walk, LLC (collectively, “Seller”) conveyed to Purchaser those certain properties in Fort Myers, Florida known as Colonial Square Shopping Center (the “Colonial Square Property”) and The Shops at Village Walk (the “Village Walk Property,” together with the Colonial Square Property, the “Properties”), pursuant to the terms and conditions of that certain Letter Agreement entered into by Benderson Development Company, LLC and Inland Real Estate Acquisition, Inc. on July 16, 2010 (as subsequently amended, the “Purchase Agreement”).

B.

Pursuant to the terms of the Purchase Agreement, Purchaser is obligated to make additional payments of the purchase price thereunder to Seller up to an aggregate amount of $6,624,410.77 based on each of (1) Hobby Lobby Stores, Inc., an Oklahoma corporation (“Hobby Lobby”), (2) Kumo Japanese Steak House, Inc. (“Kumo”), (3) Pak Mail LC Corporation (“Pak Mail”), and (4) Tropical Smoothie of Fort Myers, Inc. (“Tropical Smoothie”) taking possession of their respective premises at the Properties, opening for business in their respective premises, and commencing to pay full rental payments due under their respective Leases (the “Escrowed Earnout Payments”)

C.

IDIV Colonial Square has deposited with Escrow Agent the sum of $5,369,402.08 (the “Colonial Square Escrow Deposit”), which sum represents the aggregate amount of the Escrowed Earnout Payments related to Hobby Lobby and Tropical Smoothie due from IDIV Colonial Square to Seller under the Purchase Agreement.

D.

IDIV Village Walk has deposited with Escrow Agent the sum of $1,255,008.69 (the “Village Walk Escrow Deposit,” together with the Colonial Square Escrow Deposit, the “Escrow Deposit”), which sum represents the aggregate amount of the Escrowed Earnout Payments related to Kumo and Pak Mail due from IDIV Village Walk to Seller under the Purchase Agreement.

E.

Purchaser by its promissory note of even date herewith given to Lender (as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Note”) is indebted to Lender in the principal sum of TWENTY FIVE MILLION AND NO/100 DOLLARS ($25,000,000.00) (the “Loan”) advanced pursuant to that certain Loan Agreement of even date herewith between Purchaser and Lender

(as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Loan Agreement”).

F.

The Loan is secured by, among other things, that certain Mortgage, Assignment of Leases and Rents and Security Agreement, dated as of the date hereof, given by Purchaser to or for the benefit of Lender (the mortgage, as the same may hereafter be amended, restated, replaced, supplemented, renewed, extended or otherwise modified from time to time, the “Mortgage”), dated as of the date hereof, which grant Lender a first priority lien on certain real properties encumbered thereby.  The Note, the Loan Agreement, the Mortgage, this Assignment and any of the other documents evidencing or securing the Loan or executed or delivered in connection therewith are collectively referred to as the “Loan Documents.”

G.

Escrow Agent is willing to accept the Escrow Deposit and hold and disburse same in accordance with the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of the premises hereto, the covenants and agreements hereinafter made, and for Ten Dollars ($10.00) in hand paid to Escrow Agent, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Deposits.  Escrow Agent hereby acknowledges receipt of the sum of $6,624,410.77 as the total Escrow Deposit.  Escrow Agent hereby agrees to deposit the Escrow Deposit into an interest bearing account with a bank, savings and loan institution, money market account, or other depository reasonably satisfactory to Purchaser, Lender and Escrow Agent (the “Escrow Account”) with interest accruing for the benefit of and in all events payable to Purchaser.  The federal taxpayer identification of IDIV Colonial Square is as follows: 27-3651696.  The federal taxpayer identification number of IDIV Village Walk is as follows: 27-3651807.The Escrow No. is 210050760-002.

2.

Disbursements.  Escrow Agent shall retain the Escrow Deposit in the Escrow Account and shall cause the same to be disbursed therefrom as follows:

A.

Hobby Lobby Escrow.  That portion of the Escrow Deposit equal to $4,822,672.89 is referred to as the “Hobby Lobby Escrow” and represents IDIV Colonial Square’s obligations under the Purchase Agreement to pay additional payments of the purchase price thereunder to Seller based on Hobby Lobby’s taking possession of its premises at the Colonial Square Property, opening for business in its premises, and commencing to pay full rental payments due under its Lease.  The Hobby Lobby Escrow shall be held and disbursed as follows:

(i)

Upon Escrow Agent’s receipt of the Form of Authorization to Disburse attached hereto as Exhibit A (the “Authorization”) as executed by Purchaser and Lender relating to the Hobby Lobby Escrow, Escrow Agent will disburse funds from the Hobby Lobby Escrow to Seller up to the amount due to Seller, as set forth in an Earnout Closing Statement, the form of which is attached hereto as Exhibit B (the “Seller Hobby Lobby Disbursement”).

(ii)

In the event that the Seller Hobby Lobby Disbursement is less than the balance of funds in the Hobby Lobby Escrow, Escrow Agent shall promptly disburse the remainder of such funds to IDIV Colonial Square.

(iii)

In the event that Escrow Agent does not receive the Authorization as executed by Purchaser and Lender relating to the Hobby Lobby  Escrow by the business day immediately preceding the Termination Date (as hereinafter defined), Escrow Agent shall immediately disburse the Hobby Lobby Escrow to Lender.

B.

Kumo Escrow. That portion of the Escrow Deposit equal to $982,838.13 is referred to as the “Kumo Escrow” and represents IDIV Village Walk’s obligations under the Purchase Agreement to pay additional payments of the purchase price thereunder to Seller based on Kumo’s taking possession of its premises at the Village Walk Property, opening for business in its premises, and commencing to pay full rental payments due under its Lease.  The Kumo Escrow shall be held and disbursed as follows:

(i)

Upon Escrow Agent’s receipt of the Authorization as executed by Purchaser and Lender relating to the Kumo Escrow, Escrow Agent will disburse funds from the Kumo Escrow to Seller up to the amount due to Seller, as set forth in an Earnout Closing Statement, the form of which is attached hereto as Exhibit B (the “Seller Kumo Disbursement”).

(ii)

In the event that the Seller Kumo Disbursement is less than the balance of funds in the Kumo Escrow, Escrow Agent shall promptly disburse the remainder of such funds to IDIV Village Walk.

(iii)

In the event that Escrow Agent does not receive the the Authorization as executed by Purchaser and Lender relating to the Kumo Escrow by the business day immediately preceding the Termination Date, Escrow Agent shall immediately disburse the Kumo Escrow to Lender.

C.

Pak Mail Escrow. That portion of the Escrow Deposit equal to $272,170.56 is referred to as the “Pak Mail Escrow” and represents IDIV Village Walk’s obligations under the Purchase Agreement to pay additional payments of the purchase price thereunder to Seller based on Pak Mail’s taking possession of its premises at the Village Walk Property, opening for business in its premises, and commencing to pay full rental payments due under its Lease.  The Pak Mail Escrow shall be held and disbursed as follows:

(i)

Upon Escrow Agent’s receipt of the Authorization as executed by Purchaser and Lender relating to the Pak Mail Escrow, Escrow Agent will disburse funds from the Pak Mail Escrow to Seller up to the amount due to Seller, as set forth in an Earnout Closing Statement, the form of which is attached hereto as Exhibit B (the “Seller Pak Mail Disbursement”).

(ii)

 In the event that the Seller Pak Mail Disbursement is less than the balance of funds in the Pak Mail Escrow, Escrow Agent shall promptly disburse the remainder of such funds to IDIV Village Walk.

(iii)

 In the event that Escrow Agent does not receive the Authorization as executed by Purchaser and Lender relating to the Pak Mail Escrow by the business day immediately preceding the Termination Date, Escrow Agent shall immediately disburse the Pak Mail Escrow to Lender.

D.

Tropical Smoothie Escrow. That portion of the Escrow Deposit equal to $546,729.19 is referred to as the “Tropical Smoothie Escrow” and represents IDIV Colonial Square’s obligations under the Purchase Agreement to pay additional payments of the purchase price thereunder to Seller based on Tropical Smoothie’s taking possession of its premises at the Colonial Square Property, opening for business in its premises, and commencing to pay full rental payments due under its Lease.  The Tropical Smoothie Escrow shall be held and disbursed as follows:

(i)

Upon Escrow Agent’s receipt of the Authorization as executed by Purchaser and Lender relating to the Tropical Smoothie Escrow, Escrow Agent will disburse funds from the Tropical Smoothie Escrow to Seller up to the amount due to Seller, as set forth in an Earnout Closing Statement, the form of which is attached hereto as Exhibit B (the “Seller Tropical Smoothie Disbursement”).

(ii)

 In the event that the Seller Disbursement is less than the balance of funds in the Tropical Smoothie Escrow, Escrow Agent shall promptly disburse the remainder of such funds to IDIV Colonial.

(iii)

 In the event that Escrow Agent does not receive the Authorization as executed by Purchaser and Lender relating to the Tropical Smoothie Escrow by the business day immediately preceding the Termination Date, Escrow Agent shall immediately disburse the Tropical Smoothie Escrow to Lender.

3.

Event of Default and Remedies. Notwithstanding anything to the contrary in this Escrow Agreement and any objections from Purchaser or any other party, upon Escrow Agent’s receipt of written notice from Lender that an Event of Default (as defined in the Loan Agreement) has occurred, Escrow Agent shall promptly disburse to Lender all funds in the Escrow Account.  Purchaser hereby irrevocably authorizes Escrow Agent to make the foregoing disbursement of all funds in the Escrow Account to Lender upon such notification.

4.

Disputes. In the event a party objects to the disbursement from the Escrow Account pursuant to Section 2 of this Escrow Agreement, the Escrow Agent shall have the right, at its option, either (a) to hold such disbursement in escrow pending resolution of such objection by mutual agreement of the parties or by judicial resolution of same or (b) to disburse the funds from the Escrow Account into the registry of the court having jurisdiction over such objection; provided that Escrow Agent shall have no such right with respect to the disbursement of all funds in the Escrow Account to Lender pursuant to Section 3 of this Escrow Agreement.  After the disbursement of the entire Escrow Deposit under the terms of this Escrow Agreement, Escrow Agent’s duties and obligations hereunder shall cease.  In the event of any dispute regarding disbursement of the Escrow Deposit pursuant to Section 2 of this Escrow Agreement, the party ultimately receiving the Escrow Deposit after resolution of such dispute shall be entitled to receive from the other party all the prevailing party’s costs and expenses incurred in connection with the resolution of such dispute including, without limitation, all court costs and reasonable attorney’s fees.

5.

Escrow Fees. The costs of administration of this Escrow Agreement by Escrow Agent shall be $800.00 per year plus investment fees, which shall be paid by Purchaser.  This

Escrow Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, principals, successors and assigns and shall be governed and construed in accordance with the laws of the State of Illinois.  No modification, amendment or waiver of the terms hereof shall be valid or effective unless in writing and signed by all of the parties hereto.  This Escrow Agreement may be executed in multiple counterpart originals, each of which shall be deemed to be and shall constitute an original.  If there is any conflict between the terms of this Escrow Agreement and the terms of the Contract, the terms of the Contract shall control in all events.

6.

Permitted Investments. The Escrow Agent agrees to invest the Escrow Deposit in Permitted Investments, as hereinafter defined.  The Escrow Agent shall not invest the Escrow Deposit in any investment that would require the Escrow Agent to pay a penalty for early withdrawal to pay a monthly disbursement.  Interest earned on the Escrow Deposit shall be paid to Purchaser.  For tax purposes, interest earned on the escrowed funds shall be for the account of Purchaser. The term “Permitted Investments” means:

(i)

Government Obligations as hereinafter defined;

(ii)

Negotiable or non-negotiable certificates of deposit and time deposits (including Eurodollar certificates of deposit), maturing within ninety (90) days from the date of acquisition, issued by a federally chartered bank having at least $10 billion in total assets (an “Approved Bank”); and

(iii)

 money market funds of Chase Manhattan Bank or Bank of America, N.A.

The term “Government Obligations’ means (a) direct obligations of the United States of America for the payment of which the full faith and credit of the United States of America is pledged, or (b) obligations issued by a person controlled or supervised by and acting as an instrumentality of the United States of America, the payment of the principal of; premium, if any, and interest on which is fully guaranteed as a full faith and credit obligation of the United States of America (including any securities described in (a) or (b) above in this sentence issued or held in book-entry form on the books of the Department of the Treasury of the United States of America), which obligations, in either case, are not subject to redemption prior to maturity at less than par by anyone other than the owner.

7.

Reporting.  Escrow Agent agrees to deliver to Purchaser and Lender, on a monthly basis, an escrow statement of account of the Escrow Deposit. Such monthly statements shall be delivered to Purchaser and Lender at the addresses provided below for notices.

8.

Indemnity.  Purchaser agrees to defend, indemnify and hold Lender, its successors and assigns harmless from and against all liabilities, claims and actual, out-of pocket losses, damages, costs, and expenses (including, without limitation, reasonable attorneys’ fees and expenses) arising out of any interference by Purchaser, any past, present, and future affiliates, officers, directors, employees, shareholders and agents, or their respective affiliates, heirs, and successors and assigns, with Lender’s rights under this Escrow Agreement to receive any disbursement from the Escrow Account pursuant to this Escrow Agreement.

9.

Termination Date.  The Termination Date of this Escrow Agreement is November 4, 2013.

10.

No Waiver.  No delay or leniency of Purchaser in requiring strict performance of the terms and conditions hereof shall constitute a waiver of its rights hereunder.

11.

Intentionally Deleted.

12.

Notices.  Any notice, demand, request, approval, consent or other communication (collectively, a Notice) concerning this Escrow Agreement shall be in writing and addressed as follows:

If to Purchaser(s), to:

Inland Diversified Fort Myers Village Walk,

L.L.C., and Inland Diversified Fort Myers Colonial

Square, L.L.C.

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: Barry L. Lazarus, Esq.

Phone: 630/

Facsimile: 630/

With a copy to:

Inland Real Estate Group, Inc.

Law Department

2901 Butterfield Road

Oak Brook, Illinois 60523

Attention: General Counsel

Phone: 630/218-8000

Facsimile: 630/218-4900

If to Escrow Agent:

Chicago Title Insurance Company

National Business Unit

171 N. Clark Street

Chicago, Illinois 60601

Attention: Nancy Castro

Phone: 312/223-2709

Facsimile: 312/223-3409

E-Mail: NANCY.CASTRO@CTT.COM

With a copy to:

Chicago Title Insurance Company

National Business Unit

171 N. Clark Street

Chicago, Illinois 60601

Attention: Andres Bardelas

Phone: 312/223-2708

Facsimile: 312/223-3409

E-Mail: andres.bardelas@ctt.com

If to Lender:

JPMorgan Chase Bank, National Association

383 Madison Avenue

New York, New York 10179

Attention:  Joseph E Geoghan

Facsimile No.: (212) 272-7047

With a copy to:

JPMorgan Chase Bank, National Association
383 Madison Avenue

New York, New York 10179

Attention:  Nancy S. Alto
Facsimile No.: (212) 834-6029

Any Notice shall be given by either (i) personal delivery in which event it shall be deemed given on the date of delivery, or (ii) next or second business day delivery by nationally recognized overnight courier, in which event is shall be deemed given on the next or second (whichever is applicable) business day immediately following receipt by the courier, or (iii) by facsimile, provided a second notice is made by any of method (ii) above, in which event it shall be deemed given on the date the facsimile notice is given.  Any party may change any address or telecopier number for the delivery of Notice to such party, by giving Notice in accordance with the provisions of this Paragraph 12.

13.

Counterparts.  This Escrow Agreement may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories of the original or the same counterpart.  Furthermore, the signatures from one counterpart may be attached to another to constitute a fully executed original.  The Escrow Agreement may be executed by facsimile.

14.

Governing Law, Jurisdiction and Venue.  This Escrow Agreement shall be governed by and construed and enforced in accordance with the substantive laws of the State of Illinois without regard to conflict of laws principles of the State of Florida.  If any term or provision of this Escrow Agreement shall be determined to be illegal or unenforceable, all other terms and provisions hereof shall never the less remain effective and shall be enforced to the fullest extent permitted by applicable law, and in lieu such illegal or unenforceable provisions there shall be added automatically as part of this Escrow Agreement a provision as similar in terms to such invalid, illegal or unenforceable provision as may be possible and be valid, legal and enforceable.

15.

Binding Effect.  This Escrow Agreement and all the covenants, promises and agreements contained herein shall be binding upon and inure to the benefit of the respective legal representatives, personal representatives, devisees, heirs, successors and assigns of the Purchaser and Lender.

16.

Disclaimer Re: Validity of Documentation.  In its capacity as Escrow Agent, Escrow Agent shall not be responsible for the genuineness or validity of any security, instrument, document or item deposited with it and shall have no responsibility other than to faithfully follow the instructions contained herein, and shall not be responsible for the validity or enforceability of any security interest of any party and it is fully protected in acting in accordance with any written instrument given to it hereunder by any of the parties hereto and reasonably believed by Escrow Agent to have been signed by the proper person.  Escrow Agent may assume that any person purporting to give any notice hereunder has been duly authorized to do so

(signature page follows)

SIGNATURE PAGE FOR

ESCROW AGREEMENT

IN WITNESS WHEREOF, Lender, Purchaser and Escrow Agent have caused this Escrow Agreement to be executed as of the day and year first above written.

PURCHASER:

INLAND DIVERSIFIED FORT MYERS COLONIAL SQUARE, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President

INLAND DIVERSIFIED FORT MYERS VILLAGE WALK, L.L.C., a Delaware limited liability company

By:

Inland Diversified Real Estate Trust, Inc., a Maryland corporation, its sole member

By:

/s/ Barry L. Lazarus

Name:

Barry L. Lazarus

Title:

President

LENDER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America

By:

/s/ Jennifer Lewin

Name: Jennifer Lewin

Title: Vice President

ACCEPTANCE OF ESCROW

Receipt of an executed copy of the foregoing instrument is hereby acknowledged, and the undersigned hereby agrees to act as Escrow Agent in accordance with the foregoing agreement.

CHICAGO TITLE IISURANCE

COMPANY

Date: ____________________________

By:

________________________

Escrow No.: _______________________

Name:

Title:

Exhibit A

[date]

VIA FACSIMILE (312/223-2108)

Ms. Nancy Castro

Chicago Title Insurance Company

171 N. Clark

Chicago, Illinois   60601

Re:

Request for Disbursement from Escrow No. _______________

Dear Nancy:

This letter is regarding that Escrow Agreement dated December __, 2010 , by and among INLAND DIVERSIFIED FORT MYERS COLONIAL SQUARE, L.L.C., a Delaware limited liability company (“IDIV Colonial Square”), INLAND DIVERSIFIED FORT MYERS VILLAGE WALK, L.L.C., a Delaware limited liability company (“IDIV Village Walk”, together with IDIV Colonial Square, “Purchaser”), CHICAGO TITLE INSURANCE COMPANY (hereinafter referred to as “Escrow Agent”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a banking association chartered under the laws of the United States of America (together with its successors and assigns, “Lender”).

We hereby direct you to disburse the following amounts:

1.

To [Seller], [$____________] from the ___________Escrow, per the attached wire transfer instructions.

[signatures begin on following page]

Exhibit B

Form of Earnout Closing Statement

[See attached]

PROPERTY		:	Benderson Portfolio Colonial Square Town Center
9357 W. Ben C Pratt Parkway, Fort Myers, FL
Shops at Village Walk
7950 Dani Drive, Fort Myers, FL

TENANTs		:	[Tenant Name]

SELLERs		:	Colonial Square Associates, LLC,
a Florida limited liability company
Shops at Village Walk, LLC,
a Florida limited liability company

PURCHASERs		:	Inland Diversified Fort Myers Colonial Square, L.L.C., a
Delaware limited liability company

Inland Diversified Fort Myers Village Walk, L.L.C., a
Delaware limited liability company

EARNOUT CLOSING DATE		:	[Date]

PRORATION DATE (RCD)		:	[Date]

			Credit Purchaser	Credit Seller
Purchase Price

Earnout Closing Annual Base Rent
[Tenant Name]
[Tenant Name]
Less Slippage
Earnout Closing Annual Base Rent net of slippage
Base Rent Divider (Colonial Sq-8.0078%/Village Walk-9.2589%)
Earnout Purchase Price

Initial Purchase Price	$38,364,143.47
Prior Earnout Purchase Price
Earnout Purchase Price - This Statement
Purchase Price to Date
Maximum Price Per Contract	$50,000,000.00
Remaining Earnout Value

Base Rent Proration
Monthly
[Tenant Name]
[Tenant Name]

per diem
seller's/purchaser's days/share

Tenant Deposits (CAM, RET, Insurance)
[Tenant Name]
[Tenant Name]

per diem
seller's/purchaser's days/share

Security Deposits
[Tenant Name]
[Tenant Name]

Unpaid Tenant Improvement Allowances
[Tenant Name]
[Tenant Name]

Unpaid Leasing Commissions
[Tenant Name]
[Tenant Name]

Cash to Balance		$0.00

TOTALS		$0.00	$0.00

1.	Seller shall be responsible for all expenses pertaining to this Earnout space up to the Rent Commencement Date [Date] and has paid for all tenant improvements
2.	Tenant is in occupancy of its space, operating its business, and paying full rent on a current basis.
3.	Seller has furnished to Purchaser and Purchaser acknowledges receipt of an executed estoppel on required form and title datedown showing no new liens related to tenant buildout or other matters
4.	Seller represents that the Tenant is not an affiliate of or otherwise related to Seller, and that payment of the above amount completes purchaser's obligation relative to this tenant earnout

ACCEPTED - PURCHASER		ACCEPTED - SELLER
Inland Diversified Fort Myers Colonial Square, L.L.C.,		Colonial Square Associates, LLC,
	a Delaware limited liability company	a Florida limited liability company
By:	Inland Diversified Real Estate Trust, Inc.,
a Maryland corporation, its sole member
By:	______________________________________________	By:	_____________________________________________
G. Joseph Cosenza
Its:	Authorized Representative	Name:	_____________________________________________

		Title:	_____________________________________________

	ACCEPTED - PURCHASER		ACCEPTED - SELLER
Inland Diversified Fort Myers Village Walk, L.L.C.,			Shops at Village Walk, LLC,
	a Delaware limited liability company		a Florida limited liability company
By:	Inland Diversified Real Estate Trust, Inc.,
a Maryland corporation, its sole member
By:	______________________________________________	By:	_____________________________________________
G. Joseph Cosenza
Its:	Authorized Representative	Name:	_____________________________________________

		Title:	_____________________________________________